Van Kampen Income Trust
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
  Eircom    07/29/  250,00   $100.0 $25,000,  140,00  0.001%   0.29
 Funding      03      0,       0     000,000     0              7%    Barclays
                      000                                             Capital,
                                                                      Goldman
                                                                       Sachs
                                                                     Internatio
                                                                        nal,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                        Davy
                                                                     Stockbroke
                                                                      rs, The
                                                                     Royal Bank
                                                                         of
                                                                      Scotland
                                                                        and
                                                                      Deutsche
                                                                        Bank




                             $100.0           310,00  0.001%   0.65   Goldman
 Graphic    08/01/  425,00     0    $42,500,     0              7%    Sachs &
Packaging     03      0,              000,                              Co,
                      000              000                            Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      ARN AMRO
                                                                     Incorporat
                                                                       ed and
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC

            08/01/  525,00   $99.37 $52,169,  145,00  0.0001   0.30    Credit
              03      0,              775,       0       %      5%     Suisse
                      000              000                             First
                                                                      Boston,
  Dynegy                                                              Banc of
 Holdings                                                             America
   Inc.                                                              Securities
                                                                        LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                     JP Morgan,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                      ed, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Credit
                                                                      Lyonnais
                                                                     Securities
                                                                       (USA),
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , SG Cowen
                                                                       and TD
                                                                     Securities










                                                                      Banc of
                                                                      America
MGM Mirage  09/11/  600,00   $100.0 $60,000,  365,00   0.06%   0.75  Securities
              03      0,       0     000,000     0              %       LLC,
                      000                                            Citigroup,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                     CIBC World
                                                                      Markets,
                                                                     Commerzban
                                                                         k
                                                                     Securities
                                                                      , Morgan
                                                                      Stanley,
                                                                       Scotia
                                                                      Capital,
                                                                      SG Cowen
                                                                     and Wells
                                                                       Fargo
                                                                     Securities
                                                                        LLC



  Nextel                                                                Bear
Communicat  09/17/  9,900,   $101.0 $1,000,0  74,257   0.01%   0.16  Stearns &
ions, Inc.    03      990      0       00,                      %     Co Inc,
                                       000                            Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                     Bank, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                     Boston, JP
                                                                      Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                       Scotia
                                                                     Capital SG
                                                                     Cowen and
                                                                      Wachovia
                                                                     Securities



                                                                      Goldman
  Kraton                                                              Sachs &
 Polymers   12/11/  200,00   $100.0 $2,000,0  40,000  0.001%   0.08   Co, UBS
 Capital      03      0,       0       00,                      %    Investment
Corporatio            000              000                             Bank,
    n                                                                  Credit
                                                                       Suisse
                                                                       First
                                                                     Boston and
                                                                       Morgan
                                                                      Stanley